December 01, 2008 01:07:35 PM
OXYSURE SYSTEMS INC
10880 JOHN W ELLIOTT DR; STE 6
FRISCO TX, 75034

Lease Number: 003-008377347-003
DELL Customer Number: 79763676

Attention: JULIAN ROSS

Dell Financial Services L.L.C. ("DFS"), is pleased to provide the following Lease Agreement.

Please review the terms and conditions of the Lease Agreement carefully and retain a copy for future reference. If you received this letter and the attached Lease Agreement electronically, please print or download and save a copy for your records. The Lease Agreement describes Lessee's obligations (and those of any personal guarantor ("Guarantor") of the Lease) in connection with your decision to lease from DFS the equipment, software and services ("Products") that you selected and ordered from Dell Inc. or its affiliates ("Dell").
Please note that your signature appears on the Lease Agreement in the form of a pass code. If there is also a Guarantor of the Lease, the Guarantor's signature pass code will have the letters "PG" in front of it. If the Lease Agreement terms and conditions are acceptable, you (and the Guarantor, if applicable) do not need to take any further action unless you receive an e-mail, fax or overnight letter specifically seeking a reply. If the terms and conditions of the Lease Agreement are not acceptable, you (and the Guarantor, if applicable) must contact a DFS representative by calling 1(877) 577-3355 within 1 business day of receipt of the Lease Agreement. In order to cancel the Lease Agreement, please provide the DFS representative with the Lease Number, the Dell Customer Number, both shown above, and/or the Dell order number(s) given to you by Dell when you placed your Products order.   DFS will cancel the Lease Agreement and, at your option, arrange with you for another method of payment or cancel your Dell order entirely. If your Dell Product order is shipped to you after you have canceled your Lease Agreement without arranging for another payment method with Dell, you must refuse the shipment. If the shipment is left at the shipping address without a signature, do not open the boxes.  Call the carrier and tell them that you are refusing shipment. The carrier will arrange with you to pick up the shipment and return it to Dell. If you fail to do this, your Lease Agreement will be deemed accepted.

For the ease and convenience of AutoPay, please complete the enclosed AutoPay Authorization Form and fax it back to DFS Customer Service at (512) 723-3488.

Frequently Asked Questions:

What if I want to change my equipment order? Call your Dell representative at 1(800) 289-3355 for any questions or changes about your Dell equipment order. We will need to provide you with a revised Lease Agreement if the dollar amount of your order changes. This may delay the shipment of your order.

What if I want to change the address on my equipment order? Contact your Dell representative at 1(800) 289-3355 to change the shipping or billing address. This may delay the shipment of your order.

How can I check the status of mv eaumment order? You mav check vour Dell order status on-line at www.dell.com. or you may call Dell Customer Service at 1(800) 624-9897.

When will I get my monthly bill? You will receive your first Lease bill 10-20 days after your order is shipped to you . You can also get account information on line at www.dellfinancialservice.com.

Other Questions? Lease Agreement Questions: Dell Financial Services 1-877-577-3355 http://dfs.us.dell.com/service/ (Please include your Lease Agreement Number in email)	Dell Order Information, Ship Date, or Warranty Questions: Dell Sales Consultant 1-800-879-9500 (Make sure to reference your DELL Customer number when calling Dell Sales) www.dell.com

Thank you for choosing DFS to lease your Dell Products. We hope you enjoy your new Dell system.

LEASE No. 003-008377347-003
DATE: December 01, 2008 01:07:35 PM
LEASE AGREEMENT

Lessee Full Legal Name and Address: OXYSURE SYSTEMS INC	Lessee Fed ID/Social Security No. 710960725	Lessor Name and Address: DELL FINANCIAL SERVICES LLC. ONE DELL WAY ROUND ROCK, TX 78682 (Please do not remit Rent payments to this address. For payment address, see Rent section noted below.)
10880 JOHN W ELLIOTT DR; STE 6 FRISCO TX, 75034
Attn: JULIAN ROSS
Shipping Address (if different) See Attachment A	Type of Business Corporation	Commencement Date
Dell Order Information	Lease Information
Dell Order Number: See Attachment A	Monthly Rent:* $30.15 ("Rent") (payable in arrears) Subject to Applicable Tax
Dell Equipment Order Total: $: 720.00	Lease Term: (defined below)36 months from the Commencement Date
Financed Sales Tax: $: 0.00	Monthly Property Tax Management Fee:A 1.34 ("PPT Fee") *Sub]ect to Applicable Tax
Shipping and Handling: $: 0.00	Lease Processing Fee: $75.00 ("Processing Fee")
Dell Order Total: $ 720.00	End of Lease Purchase Option: Fair Market Value

TERMS AND CONDITIONS OF LEASE AGREEMENT

Acceptance of Lease: In return for this Lease Agreement ("Lease") from Dell Financial Services L.L.C. ("Lessor" or "we" or "us"), you, the Lessee ("Lessee" or "you" or "your"), promise to pay the Rent and perform all of the obligations of Lessee to us or our transferees. We will pay the total amount of the invoice to Dell Inc. or its affiliates (hereinafter "Dell" or "Supplier"), for the purchase of equipment, services and software you ordered from Dell (the "Products") plus shipping and handling as shown above in the Dell Order Information and on Attachment A. The Rent includes the Dell Order Total above plus the PPT Fee and the Processing Fee. At your request, this written copy of the Lease is being provided to you by electronic means or otherwise. LESSEE ACKNOWLEDGES THAT THE PASS CODE APPEARING AT THE BOTTOM OF THIS LEASE REPRESENTS LESSEE'S SIGNATURE PROVIDED BY AN AUTHORIZED REPRESENTATIVE OF LESSEE TO US BY TELEPHONE. YOU ACKNOWLEDGE THAT LESSEE OR LESSEE'S AUTHORIZED REPRESENTATIVE AUTHORIZED US TO PLACE THE LESSEE'S PASS CODE SIGNATURE ON THE LEASE WITH THE INTENTION OF BINDING LESSEE TO THE TERMS AND CONDITIONS OF THE LEASE. IF THERE IS ALSO A PERSONAL GUARANTOR ("GUARANTOR") OF THE LEASE, GUARANTOR ACKNOWLEDGES THAT THE PASS CODE, WITH THE LETTERS "PG" IN FRONT OF IT, THAT APPEARS AT THE BOTTOM OF THE LEASE REPRESENTS GUARANTOR'S SIGNATURE. GUARANTOR ALSO ACKNOWLEDGES THAT GUARANTOR AUTHORIZED US TO PLACE HIS OR HER SIGNATURE ON THE LEASE WITH THE INTENTION OF BINDING GUARANTOR. YOU (OR GUARANTOR, IF APPLICABLE) MUST NOTIFY US THAT YOU DO NOT AGREE TO THIS LEASE WITHIN 1 BUSINESS DAY AFTER YOU RECEIVE IT.  AFTER 1 BUSINESS DAY, WE WILL AUTHORIZE DELL TO FULFILL YOUR PRODUCT ORDFER. A BUSINESS DAY IS ANY DAY EXCEPT SATURDAY, SUNDAY OR A LEGAL HOLIDAY) THAT COMMERCIAL BANKING INSTITUTIONS IN CHICAGO, ILLINOIS ARE OPEN FOR BUSINESS. You acknowledge that we are relying upon the accuracy of the information you (and guarantor, if applicable) have provided during the lease application process. if we learn that this information is incorrect, inaccurate, or misleading in any way, you agree that we may void this Lease and Intruct Dell not to ship the Products. You further acknowledge that this Lease is for businesses purposes and not for personal, family or household uses and that the Lease is valid, binding and authorize obligation of the Leasee named above and the person entering into this Lease for the Leasee is authorized to do so.

Acceptance of Products; Commencemtn of Lease; Modification of Order; Return of Products: The Products will be deemed irrevocably accepted for purposes of this LEase five (5) days after shipment from the Supplier (The "Accpetnace Date" ). This LEase will begin on the Commencement Date specified on the first page of this LEase, or if no date is specified, you give us the right to insert the Commencement Date as the 1st, 5th, 9th, 13th, 17th, or 21st of the month following the accpetance Date (the "Commencement Date"). Your acceptance of the Products is subject to Dell's Return Policy found at www.dell.com (the "Policy"). If Products are accpeted for

LEASE No. 003-008377347-003
DATE: December 01, 2008 01:07:35 PM

return by Dell in the time, condition and manner required by Dell under the Policy, we will apply any payment we receive from Dell as a credit against the amounts owed under this Lease, however, you agree that you shall continue to owe all unpaid amounts. You are responsible for freight charges to deliver and return the Products under the Policy. Contact Dell for complete details regarding the Policy.

WE ARE LEASING THE PRODUCTS TO YOU "AS-IS". YOU ACKNOWLEDGE THAT: (1) WE DO NOT MANUFACTURE OR SUPPLY THE PRODUCTS, WE DO NOT REPRESENT THE MANUFACTURER OR SUPPLIER AND YOU HAVE SELECTED THE PRODUCTS AND THE SUPPLIER BASED ON YOUR OWN JUDGMENT; (2) WE MAKE NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PRODUCT OR ANY SERVICES; (3) PROVIDED NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, WE HEREBY ASSIGN ALL WARRANTIES MADE TO US BY SUPPLIER, MANUFACTURER, AND ANY SERVICE PROVIDER TO YOU, AND YOU AGREE THAT YOU WILL MAKE ALL CLAIMS OF ANY KIND RELATING TO THE PRODUCTS OR SERVICES AGAINST SUCH SUPPLIER, MANUFACTURER, AND/OR SERVICE PROVIDER; (4) YOU HAVE AN UNCONDITIONAL OBLIGATION TO PAY ALL AMOUNTS UNDER THIS LEASE AND YOU CANNOT WITHHOLD, SET OFF OR REDUCE SUCH PAYMENTS FOR ANY REASON; AND (5) YOU MAY NOT CANCEL OR TERMINATE THIS LEASE.

Rent; Rent Adjustment: You agree to pay us the monthly Rent in the amount and for the number of months of the Lease Term stated above. Payments are in arrears with the first Rent payment due on the thirtieth (30th) day after the Commencement Date and following Rent payments will be due on the same day of each subsequent month; provided, however, that added to the first payment of Rent shall be a prorated portion of Rent calculated based on a 30-day month or 90-day quarter (as appropriate) for the period from the Acceptance Date to the Commencement Date. You agree to make all Rent payments required under this Lease to us at the address noted on your invoice. You authorize us to adjust the Rent amount shown above (increase up to 15% or decrease) based on changes in the final Dell Order Total (which is all amounts we have paid or will pay in connection with the purchase, delivery, and installation of the Products, including any trade up and buyout amounts and including any changes by you in your Product order). If we adjust your Rent amount based on the prior sentence, the new Rent amount will be in your invoice. You may contact us to request written confirmation of a Rent adjustment

Late Charges; Returned Checks: You must pay a late charge of (i) 5 % of the late payment amount or (ii) $ 29 for each late payment (or if such amounts are not permitted by law, then, the highest amount permitted by law) for each payment not received in full within 3 days after the due date. Your payment of a late charge or our acceptance of a late payment does not excuse your default or mean that you can keep paying Rent late. You agree to pay a charge of $25 for any check you give that is returned unpaid for any reason.

Title; Location and Use; Security Interest: Except for software that is subject to a separate license ("License"), we are the owner of and will hold title to the Products. You will keep the Products free from any and all liens, encumbrances and claims. Except for temporary relocation of notebook personal computers, you will keep and use the Products at the location shown in the Lease and you may not move the Products without our prior written consent. You will keep the Products in good condition and repair and use all software in accordance with the terms of its end user License. You may make additions or improvements to the Products unless the addition or improvement would violate any License, decrease the value of Products, result in any lien, encumbrance or claim on or to the Products or impair their utility. You are responsible for the shipping, installation, deinstallation and maintenance of the Products. You agree that this is intended to be a true lease under UCC Article 2A but if it is later deemed to be a lease intended for security under UCC Article 9, this Lease constitutes the grant to us of a purchase money security interest in all of your rights and interest in and to the Products (including your right to use any software to the extent not prohibited by your License) and any replacements, substitutions, additions, attachments, and all proceeds thereof. You authorize us to file any financing statements or related filings as we may reasonably deem necessary or appropriate. You agree to pay a one-time Transaction Processing Fee to cover our costs for such filing and other documentation costs.

Loss or Damage; Insurance: As between you and us, you accept all risks of loss and damage to the Products (“Loss”) from the shipment of the Products to you until you return to us. You must notify us immediately if there is any Loss and we will tell you to either (a) repair or replace the Products or (b) pay us the “Stipulated Loss Value” which is the sum of: (i) all Rent and other amounts due, and currently owed to us under the Lease, including unpaid taxes, (ii)all future Rent payments that would accrue over the remaining Lease Term plus our estimated value of our residual interests of all of us Products at the end of Term, such sum to be discontinued to present value at a discount rate equal to the Two-Year U.S. Treasury Constant Yield Maturity Rate in effect on the date you provide notice of the loss, and (iii) any costs and expenses incurred as a result of this event. For the Lease Term set forth above, you will maintain property casualty insurance in an amount equal to the replacement value of the Products naming us as loss payee and public liability and third party property damage insurance naming us as an additional insured. At our request you will deliver the policies or certificates of insurance to us. If you do not give us evidence of insurance we may obtain such insurance and charge you for the cost. The forgoing policy (ies) shall provide that it may not be cancelled or materially altered without at least thirty days prior written notice to us.

Taxes: You will pay when due, either directly or to us on demand, all local, state and federal taxes, fines or penalties which may be imposed or levied upon the Lease and the Products. We do not have to contest any taxes, fines or penalties. We may at our option, charge you the liquidated monthly PPT free in the amount above, to be added to Rent payments owed under this Lease.

LEASE No. 003-008377347-003
DATE: December 01, 2008 01:07:35 PM

Assignment: YOU MAY NOT ASSIGN, SELL, TRANSFER, OR SUBLEASE THE PRODUCTS OR YOUR INTEREST IN THIS LEASE. We may, without notifying you, sell, assign or transfer the Lease and our rights in the Products. The transferee will have all of our rights, but none of our obligations. The rights of the transferee will not be subject to any claim, defense, or setoff that you may have against us.

Default; Remedies: Each of the following is a default ("Default") under the Lease: (a) you fail to pay any Rent when due, (b) you don't perform your obligations under the Lease or in any other agreement with us or with any of our affiliates and this failure continues for 10 days after we have notified you of it, (c) you become insolvent or enter into (or have entered against you) bankruptcy, receivership, reorganization, dissolution, liquidation or other similar proceeding and (d) you provide us with incorrect or untrue information. If a Default occurs, we may (a) cancel or terminate the Lease or any agreements that we have entered into with you or withdraw any offer of credit; (b) require you to pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to (i) the Stipulated Loss Value calculated above plus; (ii) any costs and expenses (including breakage fees) incurred as a result of the Default; (c) require you to deliver the Products to us; (d) peacefully repossess the Products without court order; and (e) exercise any other right at law or in equity. Further, with respect to software, if a Default occurs, you agree upon notice from us to (a) immediately cease using the software, (b) deinstall and delete all copies of the software from any computer systems you own or control or that are used for your benefit, and (c) provide us with a certificate signed by your authorized representative attesting to such cessation of use and maintenance, deinstallation, deletion and destruction. You agree to pay all of our costs of enforcing our rights against you, including reasonable attorney's fees.

End of Lease; Return: This Lease will automatically renew on a continuing month-to-month basis on the same terms and conditions (including the same monthly Rent payments) unless you notify us in writing of your intent 90 days before the expiration of the term or any renewal term and purchase or return the Products by the last day of the Lease Term. If you are not in Default and your timely written notice specifies it, you may purchase all, but not less than all, of the Products for the option price specified above. If the option is Fair Market Value ("FMV"), we will determine the purchase price based on our reasonable judgment. If you do not agree with our determination, the fair market retail value will be determined for you at your expense by an independent appraiser selected by us and reasonably approved by you. Upon payment in full of the Purchase Option price and any amounts which may be due hereunder, we will transfer our interest in the Products to you "AS-IS-WHERE-IS", without any warranty whatsoever, and the Lease will terminate. Unless the Lease is renewed or you purchase the Products, you will deliver the Products (including but not limited to cables, power cords, keys, etc.) in good repair, operable condition and able to qualify for the manufacturer's warranty service (ordinary wear and tear excepted) to any place in the continental United States that we direct. Upon your return of the Products, you agree that your license with respect to the operating system software terminates and you certify that you will either (i) return all copies of the manuals, printed material, certificates of authenticity and media (the "Operating System Software Kit") or (ii) destroy all copies of the Operating System Software Kit, leaving the original operating system installed and functional. You will pay all expenses for deinstalling, packing and shipping and you will insure the Products for the full replacement value during shipping. You will immediately pay us on demand the costs and expenses of all missing or damaged Products.

Indemnity: You are responsible for losses, damages, penalties, claims, costs (including attorneys' fees and expenses), actions, suits and proceedings of every kind, whether brought against you or us (collectively "Claims") caused by or related to this Lease or the Products. You will reimburse us for, and if we request, defend us against, any Claims.

Entire Agreement; Electronic Signatures and Records: You agree that the terms and conditions of this Lease make up the entire agreement between you and us regarding the lease of the Products and supercede any prior written or oral communications, agreements or the like between you and us. To the extent (if any) that this Lease constitutes chattel paper under the Uniform Commercial Code, the authoritative copy of the Lease shall be the copy designated by our assignee, or us from time to time, as the copy available for access and review by you and us or our assignee. All other copies are deemed identified as copies of the authoritative copy. In the event of inadvertent destruction of the authoritative copy, or corruption of the authoritative copy for any reason or as the result of any cause, the authoritative copy may be restored from a backup or archive copy, and the restored copy shall become the authoritative copy. At our option, this electronic record may be converted into paper form. At such time, such paper copy will be designated or marked as the original copy of the Lease. You agree that the printed pass code(s) on the original paper Lease is/are authorized signature(s). You agree that, notwithstanding any rule of evidence to the contrary, in any hearing, trial or proceeding of any kind with respect to this Lease, we may produce a tangible copy of the Lease with the signature(s) in the form of pass code(s) and such signed copy shall be deemed to be the original of this Lease.

Notices; Miscallaneous: All notices under this Lease will be given in writing or electronically and will be considered given when deposited in the U.S. mail, postage prepaid, or when sent by fax or e-meil addresses to the respective address given in the LEase or to a substitute address specified in writing or electronically by oneof us to the other. It is the express intent of both of us not to violate any usury applicable law and any such excess apyment will be applied to payments under the Lease in inverse order of maturity and the remaining payments will be refunded to you. This Lease is a final expression of the agreement between you and us and may not be cotradicted by evidence or any oral agreement or statement.

Governing Law: THIS LEASED IS GOVERNED BY THE LAW OF ILLINOIS AND, TO THE EXTENT APPLICABLE, THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT. YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN ILLINOIS AND EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY. If this applicable law does not allow all the agreement in this Lease, the ones that are not allowed will be void. The rest this Lease will still be valid.

LEASE No. 003-008377347-003
DATE: December 01, 2008 01:07:35 PM

ARBITRATION: Either you, the Lessor, or anyone to whom this Lease is transferred may choose to have any dispute arising under this Lease resolved by binding arbitration. The party demanding arbitration may elect for the arbitration to be conducted under the rules then in effect of either the National Arbitration Forum ("NAF"); JAMS/Endispute; or the American Arbitration Association. Where available, the arbitration shall be conducted under the commercial rules of the selected forum, as amended by this Arbitration Clause. Arbitration rules and other information are available by contacting these arbitration forums:

American Arbitration Association	JAMS/Endispute	National Arbitration Forum
1150 Connecticut Avenue, NW, Floor 6	700 11th street, N.W., Suite 450	P0- Box 50191
Washington, D.C. 20036-4104	Washington, D.C. 20001	Minneapolis, MN 55405
www.adr.org	www.jams-endispute.com	www.arb-forum.com
202-296-8510	800-352-5267	612-631 -1105

Any party may elect to arbitrate even if an action has been filed in court, so long as no judgment has been rendered. However, if the party that has not demanded arbitration prefers to proceed in small claims court instead of arbitrating the claim, the party that has demanded arbitration shall be required to revoke the demand for arbitration and litigate in small claims court after receiving adequate assurance that the total of all current and future claims to be raised in the small claims court action by the party that has not demanded arbitration will not exceed a total amount in controversy of $5,000.

A single arbitrator shall hold the arbitration hearing in the federal judicial district where you are located. The arbitrator shall apply applicable law. The arbitrator's award shall be final and binding on all parties, except that in the event of an award in excess of $100,000, the non prevailing party may request a new arbitration by a three-arbitrator panel under the selected forum's rules.

Each party shall pay its own arbitration costs and expenses, including attorneys' fees, except that the arbitrator may award attorneys' fees, court costs and other charges if applicable law permits. Either party may enter judgment on the award in the highest local, state or federal court or before any administrative body that has jurisdiction. This Arbitration Clause shall survive termination or expiration of this Lease. No class action arbitration may be brought or ordered under this Arbitration Clause and there shall be no joinder of parties, except for joinder of parties mentioned in this Arbitration Clause.

UNDER THIS ARBITRATION AGREEMENT, DISPUTES BETWEEN THE PARTIES MAY BE RESOLVED BY BINDING ARBITRATION EVEN IF YOU WOULD PREFER TO SETTLE YOUR DISPUTE IN COURT; YOU MAY NOT HAVE THE RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL; YOUR ABILITY TO COMPEL OTHER PARTIES TO PRODUCE DOCUMENTS OR TO BE EXAMINED IS MORE LIMITED IN ARBITRATION THAN IN A LAWSUIT; AND, YOUR RIGHTS TO APPEAL OR CHANGE AN ARBITRATION AWARD IN COURT ARE VERY LIMITED. IF YOU ARE IN DEFAULT, WE RETAIN AN OPTION TO USE JUDICIAL OR NON-JUDICIAL RELIEF TO ENFORCE OUR INTEREST IN THE PRODUCTS AND TO ENFORCE THE MONETARY OBLIGATION. JUDICIAL RELIEF WOULD TAKE THE FORM OF A LAWSUIT THAT WILL NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY TO COMPEL ARBITRATION REGARDING ANY OTHER DISPUTE OR REMEDY SUBJECT TO ARBITRATION IN THIS LEASE, INCLUDING YOUR FILING OF A COUNTERCLAIM IN A LAWSUIT BROUGHT BY US PURSUANT TO THIS PROVISION.

Personal Guaranty: In consideration for us entering into this Lease, the Guarantor whose signature pass code is below, if any, unconditionally and irrevocably guarantees to us the prompt payment and performance of all obligations of Lessee under this Lease regardless of any circumstance which might otherwise be a defense available to or a discharge of Lessee or the Guarantor. Guarantor agrees that this is a guaranty of payment and not of collection, and that we can proceed directly against Guarantor without first proceeding against Lessee or the Equipment. Guarantor waives all defenses and notices, including those of protest, presentment and demand, notice of acceptance hereof and all other notices of any kind. Guarantor agrees that we can renew, extend or otherwise modify the terms of this Lease without releasing Guarantor. Guarantor will pay to us all expenses including attorneys' fees incurred by us in enforcina our riahts aaainst Guarantor  This is a continuing gauranty that will not be discharaed or affected bv Guarantor's death and will bind Guarantor's heirs, administrators and personal representatives. We may, without affecting Guarantor's liability hereunder, compromise or release any rights against Leasee or the Equipment or any Guarantor. Guarantor consents to the transfer, sale or any other disposition of the Equipment and the Lease. This Guaranty may be enforced by any assignee or successor of ours to the same extent that we may enforce it. Guarantor authorized us any of our affiliates and assigns to obtain credit bureau reports regarding Guarantor's personal credit and make other credit inquiries that we determine are necessary. Guarantor agrees to the terms of this Personal Guaranty including being governed by the laws of the State of Illinion and to arbitration as provided above.

LEASEE OR AN AUTHORIZED REPRESENTATIVE OF LEASEE HAS PROVIDED US WITH A PASS CODE, TO REPRESENT LESSEE'S SIGNATURE AND HAS AUTHORIZED US TO PLACE THE PASS CODE ON THIS LEASE TO SIGNIFY THE LESSEE'S INTENT TO BE BOUND BY THE TERMS AND CONDITIONS OF THE LEASE.

THE GUARANTOR, IF ANY, HAS AUTHORIZED US TO PLACE A PASS CODE WITH THE LETTERS "PG", TO REPRESENT HIS OR HER SIGNATURE AND TO SIGNIFY GUARANTOR'S INTENT TO PERSONALLY GUARANTEE THE LEASE.

LEASE No.
DATE:

BUSINESS APPROVAL
PASS CODE: model6
01-DEC-08 07:07:00 PM

PG Required? No
PERSONAL GUARANTOR APPROVAL
PG NAME:
PASS CODE:   PG
01-DEC-08 07:07:00 PM

LEASE No. 003-008377347-003
DATE: December 01, 2008 01:07:35 PM
Attachment A

Attached hereto and made a part hereof Lease No: 003-008377347-003  between Lessor and OXYSURE SYSTEMS INC as Lessee

Product Location	General Product Description/Quantity
10880 JOHN W	Dell Order #552585279
FRISCO	Description	Quantity
TX	Dell 1609WX DLP Projector	1
75034	Type 11 Contract-Projector Ad vance Exchange 1 Yr Limited Warranty. Lamp Limited Warranty	1
	Dell Hardware Warranty, Initial Year	1
	No Warranty, Year 2 and 3	1

	ALL OTHER TERMS AND CONDITIONS OF THE LEASE SHALL REMAIN UNCHANGED.

LEASE No. 003-008377347-003
DATE: December 01, 2008 01:07:35 PM

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LEASE No. 003-008377347-003
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Financial Services

AUTOPAY AUTHORIZATION FORM [405]
Business Accounts

This is ☐ New AutoPay ☐ Change

With this service you have the option of continuing to receive a monthly invoice.

☐ Yes, please continue to send a monthly invoice ☐ No, I do not require a monthly invoice

SECTION 1: DELL FINANCIAL SERVICES ACCOUNT INFORMATION

Please list the Lease and/or Loan Agreement number(s) for the account(s) that you would like to place on the AutoPay service:

Lease/Loan agreement no. (*exactly as it appears on your account*): ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐

Name on the Bank Account to be debited (must match name of the Lessee/Borrower on the Lease/Loan): ______________________

Contact Name: ______________________ Fax #: ______________________

E-mail Address: ______________________ Phone: ______________________

SECTION 2: BANKING INFORMATION

*The bank account must be a **commercial account**. If your business uses a non-commercial bank account or if the name on the account differs from that of the Lessee/Borrower, please contact Customer Service at http://dfs.us.dell.com/Service/ or 877-577-3355.*

Bank Name: ______________________

Bank Address: ______________________

Bank City: ______________________ Bank State: __________ Bank Zip: ______________________

Bank phone number: ______________________

ABA Routing #: ☐☐☐☐☐☐☐☐☐ Account Number: ______________________

Please confirm with your bank.

SECTION 3: SIGNATURE

This Autopay service is established solely for your convenience and is offered at no additional cost to you. You authorize Dell Financial Services L.L.C., its agents and assigns (collectively "DFS"), to initiate debit entries in the bank account identified above for amounts due and owing under the Lease(s)/Loan(s), including Rent, Payment, applicable taxes, shipping charges, and in case of a default, the full amount due under the Lease(s)/Loan(s). You represent and warrant to DFS that the above account is a **commercial account established in connection with your business and not for personal, family or household purposes**. You remain responsible for making payments to DFS if the funds cannot be automatically debited from your bank account. In addition, if funds are not available when a payment is due, you agree to pay DFS any late charges due under the Lease(s)/Loan(s) as well as any expenses incurred for every unsuccessful debit attempt. The transactions made pursuant to this authorization form are initiated through the Automated Clearing House of the Federal Reserve and may be governed by the rules of the Automated Clearing House. These services may be terminated or modified by DFS at any time without notice. **THIS AUTHORIZATION WILL REMAIN IN FULL FORCE AND EFFECT UNTIL YOU PROVIDE WRITTEN NOTICE OF ITS TERMINATION TO DFS SO AS TO AFFORD DFS AND YOUR BANK A REASONABLE OPPORTUNITY TO ACT.**

Dated: ______________________ ______________________
Customer Name

______________________ ______________________
Signature of Authorized Representative Printed Name and Title

SECTION 4: RETURN INSTRUCTIONS

If you received this AutoPay form with your new Lease/Loan Agreement, return this completed form, along with your other Lease/Loan documents, as instructed by your DFS Representative. **OR, if you are requesting AutoPay for an existing Lease/Loan**, fax this completed form to Customer Service at (512) 283-1854.

You should retain a copy of this form for your records.

Please note that DFS will not mail a monthly invoice if you have authorized this service.

If you have any questions, please contact Customer Service at http://dfs.us.dell.com/Service/ or 877-577-3355.